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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (date of earliest event reported):
                                  June 17, 2002




                               UPTOWNER INNS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        WEST VIRGINIA                     0-1957                 55-0457171
-----------------------------     ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               1415 FOURTH AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
             -------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)



       Registrant's telephone number, including area code: (304) 525-8162



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Item 4.  Change in Registrant's Certifying Accountant.

         On July 29, 2002, Uptowner Inns, Inc. (the "Company") engaged Sullivan, Ware & Hall, PLLC, as its independent certified public accountants to audit the Company's financial statements for the fiscal year ended June 30, 2002. The Company engaged Sullivan, Ware & Hall, PLLC, after Diamond, Leftwich & Co. PLLC resigned. There were no disagreements between the Company and Diamond, Leftwich & Co. PLLC on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.


Item 7.  Exhibits

         (c)      Exhibits.

                  16(iii)    Letter from Sullivan, Ware & Hall, PLLC.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 29, 2002                                  Uptowner Inns, Inc.


                                                 By   /s/ Carl E. Midkiff
                                                    ------------------------
                                                    Carl E. Midkiff
                                                    Chief Executive Officer




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